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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: JULY 10, 2007

                           NASCENT WINE COMPANY, INC.
               (Exact name of Registrant as specified in charter)

           NEVADA                     333-120949                  82-0576512
(State of Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

      2355-A PASEO DE LAS AMERICAS
          SAN DIEGO, CALIFORNIA                                    92154
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (619) 661-0458


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-KA amends the Current Report on Form 8-K filed by Nascent Wine Company, Inc. (the "Company") with the Securities and exchange commission dated July 10, 2007 (as the "Original 8-K") in connection with the entering into and closing of the Asset Purchase Agreement with Grupo Sur Promociones de Mexico, S.A. de C.V. (the "Company"), Francesca Wright de Cowal ("Wright de Cowal") and Gregory Cowal Robbins ("Robbins") on July 10, 2007 to purchase all of the issued and outstanding capital stock of the Company (except one share retained by Wright de Cowal) (the "Acquisition"). This Current Report of form 8-K did not include the financial statements and pro forma financial information of the business acquired. The Current Report on Form 8-KA is filed to provide he financial statements the business acquired required by Item 9.01
(a) and pro forma financial information required by Item 9.01 (b) of Form 8-K. .


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

  (a)    Financial statements of business acquired.

         The following financial statements of Grupo Sur Promociones de Mexico, S.A. de C.V and notes thereto, in Spanish and pesos are included as
         Exhibit 99.1 to this Form 8-K/A and are incorporated by reference to this Form 8-K/A:

         i) Report of C. P. Vladimir Robles Garcia , an independent public Mexican accountant, and Audited Balance Sheet, Statements of Operations, Statements of Stockholders' Equity, Statements of Cash Flows and Notes to the Financial Statements for the years ended December 31, 2006 and 2005; in Spanish and pesos and

         ii) Translation of report, Balance Sheets, Statement of Operations, Statements of Stockholders' equity, Statement of Cash ( Flows, and Notes to the Financial Statements for the years ended. December 31, 2006 ad 2005 into English and converted to U. S. dollars

         (iii) Unaudited financial statements for the six months ended June 30, 2007

  (b)    Pro forma financial information.

         The following pro forma financial information of Nascent Wine Company, Inc. and Subsidiaries/ Grupo Sur Promociones de Mexico, S.A. de C.V., and notes thereto, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference to this Form 8-K/A:

         (i) Unaudited Pro Forma Balance Sheet as of June 30, 2007, Unaudited Statement of Operations for the six months ended June 30, 2007 and Unaudited Notes to Pro Forma Financial Statements for the six months ended June 30, 2007; and

         (ii) Unaudited Pro Forma Balance Sheet as of December 31, 2006, Unaudited Statements of Operations for the year ended December 31, 2006 and Unaudited Notes to Pro Forma Financial Statements for the year ended December 31, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Nascent Wine Company, Inc.
                                                --------------------------------
                                                (Registrant)

Date: December 31, 2007                    By:  /s/ Sandro Piancone
                                                --------------------------------
                                                Name:    Sandro Piancone
                                                Its:     Chief Executive Officer


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